SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): December 3, 1998


                            GROUP LONG DISTANCE, INC.
                      -------------------------------------
               (Exact name of Registrant as Specified in Charter)



           Florida                    0-21913                 65-0213198
       ----------------            --------------           ---------------
       (State or other             (Commission             (IRS Employer
       jurisdiction of             File Number)             Identification
       organization)                                        No.)




1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida        33309
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(Address of Principal Executive Offices)                            (Zip Code)




Registrant's telephone number, including area code:  (954)771-9696

Item 1.   Other Events

          On December 2, 1998, the Company was notified by the Nasdaq Stock Market that the Company's securities were delisted from the Nasdaq SmallCap Market effective with the close of business on December 2, 1998, for failure to be in compliance with maintenance standards. The Company's securities were previously delisted from the Boston Stock Exchange for failing to be in compliance with minimum shareholders equity requirements.

Item 2.   Financial Statements, Pro Forma Financial Information and Exhibits

          1.   Press Release issued by the Company dated December 3, 1998.

                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        GROUP LONG DISTANCE, INC.



                                        By:  /s/ Gerald M. Dunne, Jr.
                                             --------------------------------
                                             Gerald M. Dunne, Jr.
                                             President

                                  EXHIBIT INDEX


Exhibit

99.1               Press Release issued by the Company dated December
                   3, 1998.

                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE                                  CONTACT:  PETER J. RUSSO
                                                        CHIEF FINANCIAL OFFICER
                                                                 (954) 771-9696



GROUP LONG DISTANCE DELISTED FROM THE NASDAQ SMALLCAP MARKET

December 3, 1998, Ft. Lauderdale, Florida-Group Long Distance, Inc. ("Group Long Distance" or the "Company") (NASDAQ symbol: GLDI, GLDIW), today announced that it has been notified by the Nasdaq Stock Market that it has delisted the securities of the Company as of December 2, 1998 for failure to be in compliance with maintenance standards. The Company plans to appeal this decision which does not result in a stay of the delisting process. The Company's securities were previously delisted from the Boston Stock Exchange for failing to be in compliance with minimum shareholders equity requirements. The Company is currently pursuing measures in order to be in compliance with all maintenance standards, as well as secondary trading exemptions and OTC Bulletin Board eligibility.

Group Long Distance is a long distance telecommunications provider. The Company utilizes special network service contracts to provide customers with products and services through major telecommunications carriers.

Certain of the statements contained in this press release may be deemed forward-looking statements. Such statements, and other matters addressed in this press release involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from these statements and other matters, are the risks and other factors, detailed from time to time in the Company's reports filed with the United States Securities and Exchange Commission.